                                                                    Exhibit 10.9

              Agreement to File Schedules, Supplements and Exhibits

         CEA Acquisition Corporation, a Delaware corporation ("CEAC"), hereby agrees to provide to the United States Securities and Exchange Commission
("SEC") such schedules, supplements and exhibits to the Agreement and Plan of
Merger dated August 22, 2005, among CEAC, etrials Worldwide, Inc., a Delaware corporation ("etrials) and certain stockholders of etrials (the "Agreement") as the Staff of the SEC may request. Further, CEAC agrees to file such schedules, supplements and exhibits as an exhibit or exhibits to the Registration Statement on Form S-4 that will be filed by CEAC with respect to the merger contemplated by the Agreement, or another filing with the SEC, if requested to be filed by the Staff of the SEC or if any thereof becomes material and subject to the filing requirements of Regulation S-K.

Agreed as of this 25th day of
August, 2005

/s/ Robert Moreyra
--------------------------------------
Robert Moreyra,
Executive Vice President
CEA Acquisition Corporation